Exhibit A of Exhibit 10.3, Ganado Prospect Agreement

                                   Exhibit "A"


                     {Map outlining the Ganado Project Area]

  Exhibit B of Exhibit 10.3, Ganado Prospect Agreement

                                   EXHIBIT "B"

                                                    Gross
           Lessor                       Date        Acres    Net Acres    Vol./Page
           ------                     --------     -------   ---------    --------
  *Florence Groberg, et al            03/01/33      354         354        86/286
 **Maggie Branch, et vir              12/03/34     1804.83     1804.83     92/623
  *Otto Hultquist                     08/04/34      167.5       167.5      90/597
  *T.N. Mauritz, et al ("A")          07/10/35      209.5       209.5      94/436
  *T.N. Mauritz, et al ("B")          12/26/32      110.5       110.5      84/81
  *Martin Hultquist, et ux            07/10/35      200         200        94/429
  *Hanna Ross et al                   07/22/35      143         143        96/246
  *A.T. Ross, et ux                   12/16/34      100         100        92/224
  *Florence V. Tunison, et al         08/14/34      909         909        91/540
  *Mortgage Land & Investment Co.     07/10/35      321.25      321.25     94/440
  *Lillian A. Silliman, et vir        12/10/32      241.25      241.25     83/602
  *F. Wayne Silliman, et ux           09/13/49      121.25      121.25     189/73
  *T.C. Robertson, et al              12/11/34      200         200        92/218
  *Bohus Simicek, et ux               09/23/40      165         165     No Recording
  *A.J. Dahlstrom, et ux              08/01/47       16          16       172/25
  *C.A. Barron, et ux                 07/22/54      100         100       244/378
***W.W. McCrory, et ux                02/06/34      184.5       184.5      71/463
                                                   -------     -------
                                                   5347.58     5347.58

  *  From the surface down to 8,000 feet.
 **  From the surface down to 6,620 feet.
*** From the surface down to 7,600 feet (as to 102.5 acres) is subject to farmout agreement with Ka-Hugh International.

 EXHIBIT "C-1" of Exhibit 10.3, Ganado Prospect Agreement

                                LEASE SUMMARY
                                 GANADO FIELD
                            JACKSON COUNTY, TEXAS


                                                                     GROSS      NET                   OTHER              MAINTAINED
LEASE NUMBER   LESSOR                       LEASE DATE  EXP. DATE    ACRES     ACRES     ROYALTY     BURDENS   RECORDING     BY
-----------------------------------------------------------------------------------------------------------------------------------
TX15871-001    Gloria Ross Swanson et al     12/04/95    12/03/00    181.60   181.600   0.1666667   0.05 ORRI   V71 P463     PAI
TX15872-001    Viola Mae Klekar et al        12/01/95    11/30/00    127.10   127.100   0.1666667   0.05 ORRI   V66 P829     PAI
TX15348-001    Mary Ashley                   09/22/95    09/21/00     61.33    15.333   0.1666667   0.05 ORRI   B63 P208     PAI
TX15348-002    Lucille Freda Spencer         09/21/95    09/20/00     61.33    45.998   0.1666667   0.05 ORRI   V63 P201     PAI
TX15353-001    Edwin Klaus, Jr. et ux        09/22/95    09/21/00     48.80    48.800   0.1666667   0.05 ORRI   B63 P205     PAI
TX15373-001    Alice Esther Mamerow          09/01/95    08/31/00     52.00    26.000   0.1666667   0.05 ORRI   B62 P927     PAI
TX15374-001    Carol L.A. Burnaman           09/01/95    08/31/00    100.00    50.000   0.1250000   0.05 ORRI   B63 P756     PAI
TX15375-001    Pearlie Laura Koch            08/23/95    08/22/00     79.70     7.970   0.1250000   0.05 ORRI   B62 P896     PAI
TX15375-002    Leroy Tegeler                 08/23/95    08/22/00     79.70     7.970   0.1250000   0.05 ORRI   B62 P902     PAI
TX15375-003    Sandra O. Gray                08/23/95    08/22/00     79.70     3.985   0.1250000   0.05 ORRI   B62 P899     PAI
TX15375-004    Charles D. Schomburg          08/23/95    08/02/00     79.70     3.985   0.1250000   0.05 ORRI   B62 P893     PAI
TX15375-005    Norma Mayer Cummings          08/28/95    08/27/00     79.70     5.313   0.1250000   0.05 ORRI   B62 P905     PAI
TX15375-006    Willfred F. Bigott            08/28/95    08/27/00     79.70     2.277   0.1250000   0.05 ORRI   B62 P908     PAI
TX15375-007    Elsie Tegeler                 08/23/95    08/22/00     79.70     7.970   0.1250000   0.05 ORRI   B62 P911     PAI
TX15375-008    Lavernia Bigott Kielty        08/28/95    08/27/00     79.70     2.277   0.1250000   0.05 ORRI   B63 P750     PAI
TX15375-009    Josephine Anne Tugwell        08/28/95    08/27/00     79.70     2.277   0.1250000   0.05 ORRI   B63 P753     PAI
TX15375-010    Alonzo F. Meyer               08/28/95    08/27/00     79.70     5.313   0.1250000   0.05 ORRI   B62 P914     PAI
TX15375-011    Andrew Bigott                 08/28/95    08/27/00     79.70     2.277   0.1250000   0.05 ORRI   B64 P640     PAI



                                                                     GROSS      NET                   OTHER              MAINTAINED
LEASE NUMBER   LESSOR                       LEASE DATE  EXP. DATE    ACRES     ACRES     ROYALTY     BURDENS   RECORDING     BY
-----------------------------------------------------------------------------------------------------------------------------------
TX15375-012    Wilbert Bigott                09/21/95    09/20/00     79.70     2.277   0.1250000   0.05 ORRI   B65 P673     PAI
TX15375-013    Lillie Mae Fogle              08/28/95    08/27/00     79.70     2.277   0.1250000   0.05 ORRI   R66 P189     PAI
TX15375-014    Oscar Lee Bigott              08/28/95    08/27/00     79.70     2.277   0.1250000   0.05 ORRI   V75 P419     PAI
TX15376-001    Robert E. Dahlstrom           08/30/95    08/29/98     58.00    29.00    0.1875000   0.05 ORRI   B62 P917     PAI
TX15376-002    H. J. Dahlstrom, Jr.          08/30/95    08/29/98     58.00    29.00    0.1875000   0.05 ORRI   B62 P922     PAI
TX15377-001    Allen D. Lay, et ux           09/13/95    09/12/00    214.43   214.43    0.1666667   0.05 ORRI   B63 P742     PAI
TX15404-001    David C. Bram, et ux          10/26/95    10/25/00    160.00   160.00    0.1666667   0.05 ORRI   B64 P904     PAI
TX15405-001    Ernest E. Skrapa, et ux       10/05/95    10/04/00     57.25    57.25    0.1666667   0.05 ORRI   B64 P889     PAI
TX15406-001    Gloria Macha                  10/10/95    10/09/00    128.83    64.415   0.1666667   0.05 ORRI   B66 P194     PAI
TX15406-002    Leo J. Macha, et ux           10/10/95    10/09/00    128.83    64.415   0.1666667   0.05 ORRI   B64 P252     PAI
TX15407-001    Gloria Macha                  10/10/95    10/09/00    120.00   120.00    0.1666667   0.05 ORRI   B66 P192     PAI
TX15408-001    Gloria S. Macha               10/10/95    10/09/00     90.80    22.70    0.1666667   0.05 ORRI   B66 P196     PAI
TX15408-002    Leo J. Macha, et ux           10/10/95    10/09/00     90.80    22.70    0.1666667   0.05 ORRI   B64 P256     PAI
TX15409-001    Albert W. Kruger, Jr., et ux  09/01/95    08/31/98     48.56    48.56    0.1666667   0.05 ORRI   V66 P32      PAI
TX15410-001    Norman D. Ray                 09/15/95    09/14/00    164.59    27.691   0.1666667   0.05 ORRI   B63 P759     PAI
TX15411-001    Charles L. Schluter, et ux    10/18/95    10/17/00    100.00   100.00    0.1666667   0.05 ORRI   B64 P900     PAI
TX15412-001    John M. Macha, et ux          10/10/95    01/09/00     46.43    46.43    0.1666667   0.05 ORRI   B64 P250     PAI
TX15413-001    Rosalee Macha Vyvial          09/21/95    09/20/00     93.25     5.821   0.1666667   0.05 ORRI   B64 P902     PAI
TX15413-002    Alica Macha Bures             10/09/95    10/08/00     93.25     5.821   0.1666667   0.05 ORRI   B64 P242     PAI
TX15413-003    Faye Nickel Macha             10/09/95    10/08/00     93.25     5.821   0.1666667   0.05 ORRI   B64 P322     PAI
TX15413-004    Dorothy Daniels Macha         10/09/95    10/08/00     93.25     5.821   0.1666667   0.05 ORRI   B65 P676     PAI


Ganado Lease Summary


                                                                     GROSS      NET                   OTHER              MAINTAINED
LEASE NUMBER   LESSOR                       LEASE DATE  EXP. DATE    ACRES     ACRES     ROYALTY     BURDENS   RECORDING     BY
-----------------------------------------------------------------------------------------------------------------------------------
TX15413-005    Fred B. Pratka                09/27/95    09/26/00     93.25    23.313   0.1666667   0.05 ORRI   B65 P107     PAI
TX15413-006    Rosemary J. Daerr             01/05/96    01/04/01     93.25    11.656   0.1666667   0.05 ORRI   B73 P287     PAI
TX15414-001    Leo J. Macha, et ux           10/10/95    10/09/00     36.50    36.50    0.1666667   0.05 ORRI   B64 P254     PAI
T15415-001     Elma Miller Machycek          10/10/95    10/09/00    166.80   166.80    0.1666667   0.05 ORRI   B64 P260     PAI
TX15416-001    Raymond Toman, Jr.            10/12/95    10/11/00     69.10    69.10    0.1666667   0.05 ORRI   B64 P892     PAI
TX15417-001    Bennie L. Dunbar, et ux       10/11/95    10/10/00     42.00    10.50    0.1666667   0.05 ORRI   B64 P896     PAI
TX15418-001    Raymond G. Orzabal            10/27/95    10/26/00    109.581  109.581   0.1666667   0.05 ORRI   B64 P906     PAI
TX15433-001    Ira Thomas Taylor, Jr.        11/01/95    10/31/98    167.00    66.80    0.1666667   0.05 ORRI   B66 P821     PAI
TX15433-002    Nawona Adelle Gary            11/01/95    10/31/98    167.00    33.40    0.1666667   0.05 ORRI   B66 P823     PAI
TX15433-003    Minnie Leota Bell             11/01/95    10/31/98    167.00    33.40    0.1666667   0.05 ORRI   B66 P825     PAI
TX15433-004    A. J. Foerster                11/01/95    10/31/98    167.00    33.40    0.1666667   0.05 ORRI   B66 P827     PAI
TX15434-001    Irene Kahanek Malcik          11/02/95    11/01/00     80.00    20.00    0.1666667   0.05 ORRI   B66 P29      PAI
TX15434-002    Dorothy Kahanek Machycek      11/01/95    10/31/00     80.00    20.00    0.1666667   0.05 ORRI   B67 P715     PAI
TX15434-003    Edwin J. Kahanek              11/02/95    11/01/00     80.00    20.00    0.1666667   0.05 ORRI   B66 V837     PAI
TX15434-004    Steffie Kahanek, et al        11/01/95    10/31/00     80.00    20.00    0.1666667   0.05 ORRI   B66 P834     PAI
TX15436-001    Marla S. Bosse Estate         09/15/95    09/14/00      2.50     2.50    0.1666667   0.05 ORRI   B66 P220     PAI
TX15437-001    Floy Saville Hedden           09/27/95    09/26/00    122.66     1.15    0.1666667   0.05 ORRI   B66 P217     PAI
TX15439-001    Harry R. Bridge               09/15/95    09/14/00     64.59    10.765   0.1666667   0.05 ORRI   B66 P223     PAI
TX15439-002    Prime Bank                    11/01/95    10/31/00     64.59    32.295   0.1666667   0.05 ORRI   B80 P490     PAI
TX15440-001    Lynn A. Bernard               11/01/95    10/31/00    185.00    61.667   0.1666667   0.05 ORRI   B66 P229     PAI
TX15440-002    Marlon Thomson                11/01/95    10/31/00    185.00    30.833   0.1666667   0.05 ORRI   B66 P226     PAI
TX15441-001    Alma M. Hildebrandt           09/28/95    09/27/00    230.00   230.00    0.1666667   0.05 ORRI   B69 P473     PAI


Ganado Lease Summary


                                                                     GROSS      NET                   OTHER              MAINTAINED
LEASE NUMBER   LESSOR                       LEASE DATE  EXP. DATE    ACRES     ACRES     ROYALTY     BURDENS   RECORDING     BY
-----------------------------------------------------------------------------------------------------------------------------------
TX15455-001    Kenneth R. Hurt, et ux        11/03/95    11/02/00    160.00    87.098   0.1666667   0.05 ORRI   V65 P592     PAI
TX15456-001    Ray W. Rakowitz, et ux        11/01/95    10/31/00     10.00    10.00    0.1666667   0.05 ORRI   V66 P214     PAI
TX15457-001    Raymond A. Young, et al       11/01/95    10/31/00    150.00   150.00    0.1666667   0.05 ORRI   V65 P211     PAI
TX15458-001    James P. Hurt, et ux          11/01/95    10/31/00     50.00    50.00    0.1666667   0.05 ORRI   V66 P232     PAI
TX15461-001    The Bessie M. Harmon Tr.      09/97/95    09/06/00    652.62   652.62    0.1250000   0.05 ORRI   V63 P746     PAI
TX15462-001    Joe Vesely                    10/27/95    10/26/00     83.871   70.936   0.1666667   0.05 ORRI   V65 P104     PAI
TX15463-001    Leo J. Macha, et al           10/16/95    10/15/00     40.28    40.28    0.1666667   0.05 ORRI   V64 P244     PAI
TX15464-001    Leo J. Macha, et ux           10/10/95    10/09/00     90.80    45.40    0.1666667   0.05 ORRI   V64 P258     PAI
TX15465-001    V.B. Chanek, et ux            10/18/95    10/17/00     70.50    35.25    0.1666667   0.05 ORRI   B66 P208     PAI
TX15466-001    V.B. Chanek, et ux            10/18/95    10/17/00    157.73   157.73    0.1666667   0.05 ORRI   V66 P202     PAI
TX15467-001    V.B. Chanek, et ux            10/18/95    10/17/00    148.773  148.773   0.1666667   0.05 ORRI   V66 P205     PAI
TX15468-001    Julia Pagel                   10/14/95    10/13/00     20.00    20.00    0.1666667   0.05 ORRI   V66 P200     PAI
TX15469-001    Doris Burditt Munford         11/01/95    10/31/00     52.50    52.50    0.1666667   0.05 ORRI   V66 P27      PAI
TX15485-001    Edmund W. Shannon             11/01/95    10/31/00    160.00     3.333   0.1666667   0.05 ORRI   B66 P818     PAI
TX15488-001    Louise H. Dworaczyk, et al    12/15/95    12/14/00    491.29   442.848   0.1666667   0.05 ORRI   B67 P436     PAI
Tx15516-001    Frances Vesely Kovar          01/02/96    01/01/01     19.224   19.224   0.1666667   0.05 ORRI   B68 P790     PAI
TX15517-001    Emil F. Kovar                 12/29/95    12/28/00      8.20     8.20    0.1666667   0.05 ORRI   B68 P788     PAI
TX15518-001    Josephine A. Kover Chanek     12/29/95    12/28/00      8.20     8.20    0.1666667   0.05 ORRI   V68 P786     PAI
TX15519-001    Paul A. Kovar                 12/29/95    12/28/00      8.20     8.20    0.1666667   0.05 ORRI   V68 P796     PAI
TX15520-001    Elma Miller Machycek          01/09/96    01/08/01     13.12    13.12    0.1666667   0.05 ORRI   B68 P794     PAI
TX15523-001    Maxine B. Vesely              12/01/95    11/30/00    200.00    10.00    0.1666667   0.05 ORRI   B70 P423     PAI


Ganado Lease Summary


                                                                     GROSS      NET                   OTHER              MAINTAINED
LEASE NUMBER   LESSOR                       LEASE DATE  EXP. DATE    ACRES     ACRES     ROYALTY     BURDENS   RECORDING     BY
-----------------------------------------------------------------------------------------------------------------------------------
TX15523-002    Marcell Maresh, Jr.           12/01/95    11/30/00    200.00    10.00    0.1666667   0.05 ORRI   B70 P425     PAI
TX15523-003    Cullen b. Vance               11/29/95    11/28/00    200.00    40.00    0.1666667   0.05 ORRI   B69 P493     PAI
TX15523-004    Amalia Vesely Simicek         12/21/95    12/20/00    200.00    10.00    0.1666667   0.05 ORRI   B73 P80      PAI
TX15523-005    Mary Ann Maresh Burke         12/21/95    12/20/00    200.00    10.00    0.1666667   0.05 ORRI   V73 P285     PAI
TX15524-001    Leo J. Macha, et ux           01/09/96    01/08/01     13.12    13.12    0.1666667   0.05 ORRI   B68 P792     PAI
TX15527-001    Annie M. Kovar Sykora         01/02/96    01/01/01      8.20     8.20    0.1666667   0.05 ORRI   B71 P260     PAI
TX15532-001    Lazell Cihat                  12/15/95    12/14/00    128.638    4.252   0.1666667   0.05 ORRI   V68 P77      PAI
TX15532-002    Charles Van Jones             12/15/95    12/14/00    128.638   13.417   0.1666667   0.05 ORRI   V68 P71      PAI
TX15532-003    Dorothy Mae Conner            12/15/95    12/14/00    128.638   18.81    0.1666667   0.05 ORRI   V68 P74      PAI
TX15547-001    Leroy A. Jones                12/06/95    12/05/00      2.00     2.00    0.1666667   0.05 ORRI   V70 P446     PAI
TX15549-001    Doris C. Fowler               12/15/95    12/14/00    161.00    13.417   0.1666667   0.05 ORRI   V68 P80      PAI
TX15549-002    Willard F. Cihat              12/15/95    12/14/00    161.00    13.417   0.1666667   0.05 ORRI   V68 P83      PAI
TX15549-003    Wilma Willoughby              12/15/95    12/14/00    161.00    13.42    0.1666667   0.05 ORRI   V70 P457     PAI
TX15550-001    J. B. Housson, et ux          12/05/95    12/04/00     45.80    45.800   0.1666667   0.05 ORRI   V70 P449     PAI
TX15551-001    William S. Hill               12/15/95    12/14/00     90.50     1.885   0.1666667   0.05 ORRI   V68 P147     PAI
TX15551-002    William F. Strane             12/15/95    12/14/00     90.50     1.885   0.1666667   0.05 ORRI   V68 P89      PAI
TX15552-001    James C. Hajovsky             10/23/95    10/22/00     40.963   20.481   0.1666667   0.05 ORRI   V73 P76      PAI
TX15553-001    Bennie E. Kovar               10/29/95    12/28/00      8.20     8.20    0.1666667   0.05 ORRI   V73 P78      PAI
TX15554-001    William F. Strane             01/01/96    12/31/00    300.00    15.00    0.1666667   0.05 ORRI   V68 P92      PAI
TX15555-001    Alonzo F. Meyer, et al        12/05/95    12/04/00     50.00    33.333   0.1666667   0.05 ORRI   V71 P444     PAI
TX15560-001    Harry Mauritz Estate          01/29/96    01/28/99    936.13   936.13    0.1666667   0.05 ORRI   V74 P92      PAI
TX15561-001    Marcus N. Marultz, et ux      01/29/96    01/28/99    200.00   100.00    0.1666667   0.05 ORRI   V74 P98      PAI


Ganado Lease Summary


                                                                     GROSS      NET                   OTHER              MAINTAINED
LEASE NUMBER   LESSOR                       LEASE DATE  EXP. DATE    ACRES     ACRES     ROYALTY     BURDENS   RECORDING     BY
-----------------------------------------------------------------------------------------------------------------------------------
TX15562-001    T.N. & S.E. Mauritz Tr. Est.  01/29/96    01/28/99     90.08    49.085   0.1666667   0.05 ORRI   V74 P102     PAI
TX15563-001    Harry Mauritz Estate et al    01/29/96    01/28/99    904.28   576.135   0.1666667   0.05 ORRI   V74 P109     PAI
TX15564-001    T.N. Mauritz Est. Trust, etal 01/29/96    01/28/99    235.00   235.00    0.1666667   0.05 ORRI   V74 P115     PAI
                                                                    -------  --------
                                                                    9001.14  6853.51
TOTAL NET ACRES "PAI" 6853.51

               Willard F. Cihat              12/29/95                161.00     7.69                0.05 ORRI   V68 P86      PER
FE52011-001    Arthur F. Lind, et ux         05/18/55                119.00   119.00                            V256 P134    PER
                                                                    -------  --------
                                                                     280.00   126.69

GRAND TOTALS                                                        9281.14  6980.200
                                                                    -------  --------
                                                                    -------  --------


 EXHIBIT "C-2" of Exhibit 10.3, Ganado Prospect Agreement

---------------------------------------------------------------------------------------------------------------------------------
TR                                                                                      GROSS       NET ACRES      INSTRUMENT
NO       SURVEY                               OWNER                                     ACRES         SIGNED          DATE
---------------------------------------------------------------------------------------------------------------------------------
1     Hines A-117       Bures, Life, Life Tenshi Remainderment; Georgia                  100            100         11/14/96
                        Wallace, Larry Bures, Leroy Bures
                        Extension as amended to expire 6-14-98
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
8A    MC York A-312     Guderjan, Marion T.                                              158            45.2        7/18/97

---------------------------------------------------------------------------------------------------------------------------------
                        Atherton, Robert                                                                34.8        7/18/97
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
10A   Sloan             Peters, Alois                                                    13.12          13.12       6/20/97
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
12 &  Robertson         Shannon, Edmund W.                                               177.38         3.695       1/16/97
13    A-405
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
15    York              Atherton, Robert                                                 92.37          13.39       8/20/97
      A-313
---------------------------------------------------------------------------------------------------------------------------------
15                      Guderjan, Marion T.                                                             17.39       8/20/97
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
17    J. Heard          Matula, I.G.                                                     57             57          12/16/96
       A-26             Extension as amended to expire 6-16-98
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
18    J. Heard          Matula, Irene C.                                                 23.72          23.72       12/16/96
       A-28             Extension as amended to expire 6-16-98
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
19    J. Heard          Matula, Irene C.                                                 2.44           1.22        12/16/96
       A-28             Extension as amended to expire 6-16-98
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
20    J. Heard          Janasen, Evelyn Angeline                                         53.801         53.601      12/29/97
       A-28             Frysak, Emil Conrad
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
21    J. Heard          Kallus, Eugene J. et ux Linda S.                                 97.116         97.116      3/19/97
       A-28
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
22    J. Heard          Bures, Mathew J., & Michele Janet                                96.354         96.354      1/28/97
       A-28
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
23    M&C A-231         Skalicky, Rudolph, et al                                         1,665.66       1018.7      3/19/97
      M&C A-232
      F. Menafee
        A-51
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
23A                     Scott, A. J.                                                     10             1.667       1/29/97
---------------------------------------------------------------------------------------------------------------------------------
                        Scott, A. J., Life Estate                                                       1.667       1/29/97
---------------------------------------------------------------------------------------------------------------------------------
                        Faye Duckett Deitling                                                           1.667       3/18/97
---------------------------------------------------------------------------------------------------------------------------------
                        Jesse James Duckett, Jr.                                                        0.8333      3/18/97
---------------------------------------------------------------------------------------------------------------------------------
                        Mary Jane Duckett                                                               0.8333      3/18/97
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
23B   M&C A-232         Hultquist, Sarah                                                 40 gross       6.67        5/21/97
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
24   BJ & J White Lge   Stafford, Albert Harrison, II, et al                             590.79         70.895      8/5/97
      A-81 & 82
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
25    J. White A-82     Anderson, Rosalie                                                48.536         24.768      1/30/97
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
31    J. White A-82     Bures, Richard                                                   60.666         12.507      1/8/97
---------------------------------------------------------------------------------------------------------------------------------
                        Taylor, H. Dwayne, & Wanda Bures                                                9.1495      1/8/97
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
32    J. White A-82     Kreste, Anthony L. & Shirley                                     37.536         18.765      2/21/97
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
33    J. Heard          Frysak, Emil C.                                                  53.601         53.601      12/16/96
       A-28             Extension as amended to expire 6-16-98
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
34    J. Heard          Bulak, Bernard W.                                                39.656         39.656      1/9/97
       A-28
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
40    J. Heard A-28     Siralac, Adolph                                                  25.666         25.666      4/24/97
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
45    J. Heard A-28     Volek, Daniel Victor, Sr. & Rita Jean                            4.5            4.5         7/10/97
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
47    J. Heard A-28     Kallus, Daniel L. et ux Mary Ann                                 94.3           94.3        4/11/97
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
47A   J. Heard A-28     Scott, A. J.                                                     107.87         32.361      1/29/97
---------------------------------------------------------------------------------------------------------------------------------
47A                     Deitling, Faye Duckett                                                          32.361      3/18/97
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
48    J. Heard A-28     Ganzer, George Jerry, et ux Kathryn M.                           4.665          4.665       7/21/97
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
52    J. Heard A-28     Oliver, I. J., Jr.                                               111.66         111.6       12/19/96
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
TR                                                                                      GROSS       NET ACRES      INSTRUMENT
NO       SURVEY                               OWNER                                     ACRES         SIGNED          DATE
---------------------------------------------------------------------------------------------------------------------------------
53    RH Hines          Reue, Raymond Henry & Nell                                       179.5          179.5       11/26/96
      A-117             Extension as amended to expire 5-19-98
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
54    A-117, 240        Miller, Marjorie & James                                         382.197        191.098     11/13/96
                        Extension as amended to expire 5-13-98
---------------------------------------------------------------------------------------------------------------------------------
                        Shull, Mary Jo & Jim                                                            191.096     11/13/96
                        Extension as amended to expire 5-13-98
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
55    A-117, 240        Miller, Marjorie & James                                         212.56         106.275     4/7/97
                        Extension as amended to expire 5-13-98
---------------------------------------------------------------------------------------------------------------------------------
                        Shull, Mary Jo & Jim                                                            106.275     4/21/97
                        Extension as amended to expire 5-13-98
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
56    A-240, 291,       Adams, Harold & Alice                                            371.52         185.76      11/11/96
       292
---------------------------------------------------------------------------------------------------------------------------------
                        Shull, Mary Jo & Jim                                                            185.76      11/13/96
                        Extension as amended to expire 5-13-98
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
57    A-291, 292        Peeter, Jason B. & Marianna                                      220.21         110.105     12/20/96
---------------------------------------------------------------------------------------------------------------------------------
                        Shull, Mary Jo & Jim                                                            110.105     11/13/96
                        Extension as amended to expire 5-13-98
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
58    A-291             Gibson, Jerry & Lois                                             160            40          11/13/96
                        Extension as amended to expire 5-13-98
---------------------------------------------------------------------------------------------------------------------------------
                        Miller, Marjorie & James                                         0              80          11/13/96
                        Extension as amended to expire 5-13-98
---------------------------------------------------------------------------------------------------------------------------------
                        America Farmland, Inc.                                           0              40          11/13/96
                        Extension as amended to expire 5-13-98
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
59    A-292             Gibson, Jerry & Lois                                             100            25          11/13/96
                        Extension as amended to expire 5-13-98
---------------------------------------------------------------------------------------------------------------------------------
                        Miller, Marjorie & James                                         0              50          11/13/96
                        Extension as amended to expire 5-13-98
---------------------------------------------------------------------------------------------------------------------------------
                        America Farmland, Inc.                                           0              25          11/13/96
                        Extension as amended to expire 5-13-98
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
60    A-291, 292        Peeter, Jason Marianna                                           200            100         12/20/96
---------------------------------------------------------------------------------------------------------------------------------
                        Miller, Marjorie & James                                         0              100         11/13/96
                        Extension as amended to expire 5-13-98
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
61    White A-61,       Herth, Beulis, Estate, Deceased, John F. Borden,                 234.49         146.58      11/25/96
       Lot 2            Executor
---------------------------------------------------------------------------------------------------------------------------------
                        Miller, Marjorie & James                                                        43.985      11/13/96
                        Extension as amended to expire 5-13-98
---------------------------------------------------------------------------------------------------------------------------------
                        Shull, Mary Jo & Jim                                                            43.965      11/13/96
                        Extension as amended to expire 5-13-98
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
63    White, A-81       Herth, Beulis Estate                                             259.09         181.93      11/25/96
---------------------------------------------------------------------------------------------------------------------------------
                        Miller, Marjorie & James                                                        48.58       11/13/96
                        Extension as amended to expire 5-13-98
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
65    While, A-81       Hicks, Chester & Clara                                           322.2          14.35       11/18/96
                        Extension as amended to expire 5-18-98
---------------------------------------------------------------------------------------------------------------------------------
                        Miller, Marjorie & James                                                        153.925     11/13/96
                        Extension as amended to expire 5-13-98
---------------------------------------------------------------------------------------------------------------------------------
                        Shull, Mary Jo & Jim                                                            153.925     11/13/96
                        Extension as amended to expire 5-13-98
---------------------------------------------------------------------------------------------------------------------------------
66    White, A-81       Hicks, Chester & Clara                                           240            5.85        11/16/96
                        Extension as amended to expire 5-18-98
---------------------------------------------------------------------------------------------------------------------------------
                        Miller, Marjorie & James                                                        117.175     11/13/96
                        Extension as amended to expire 5-13-98
---------------------------------------------------------------------------------------------------------------------------------
                        Shull, Mary Jo & Jim                                                            117.175     11/13/96
                        Extension as amended to expire 5-13-98
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
68    Heard A-28        Hildebrandt, Earl                                                306.053        306.053     11/21/96
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
69    Heard A-28        Tittlzer, Louis                                                  291.071        145.535     11/14/97
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
70    Heard A-28        Hildebrandt, Alfred                                              88.588         88.588      11/21/96
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
71    White A-82        Hildebrandt, Anthony Earl                                        128.873        128.873     11/21/96
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
72    Heard A-28        Hildebrandt, Earl                                                50             25          11/21/96
---------------------------------------------------------------------------------------------------------------------------------
72                      Hildebrandt, Alfred                                                             12.5        11/21/96
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
74    White A-82        Strauss, Sarah Stone                                             77.93          77.93       12/9/96
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
75    York A-311        Bures, Emil V., Jr.                                              66             43          2/12/97
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
TR                                                                                      GROSS       NET ACRES      INSTRUMENT
NO       SURVEY                               OWNER                                     ACRES         SIGNED          DATE
---------------------------------------------------------------------------------------------------------------------------------
75                      Moursund, Elizabeth, Independent Executrix of the                               43          12/4/96
                        Estate Travis M. Moursund, Dec'd c/o Barrett Moursund
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
77    York A-311        Scheel, John                                                     37.79          4.2207      1/1/97
---------------------------------------------------------------------------------------------------------------------------------
                        Smith, Billy Ray                                                                2.4865      11/28/96
                        Extension as amended to expire 5-29-98
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
78    York A-311        Scheel, John                                                                    4.6485      1/1/97
---------------------------------------------------------------------------------------------------------------------------------
                        Smith, Billy Ray                                                                2.7365      11/29/95
                        Extension as amended to expire 5-29-98
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
79    York A-311        Smith, Billy Ray                                                 30.765         2.0002      11/29/96
                        Extension as amended to expire 5-29-98
---------------------------------------------------------------------------------------------------------------------------------
                        Scheel, John                                                                    3.3853      1/1/97
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
80    York A-311        Scheel, John                                                                    3.3953      1/1/97
---------------------------------------------------------------------------------------------------------------------------------
                        Smith, Billy Ray                                                                2.0002      11/29/96
                        Extension as amended to expire 5-29-98
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
81    0S York           Tagefer, Wilfred, et ux Evelyn F.                                40             40          11/26/96
       A-308            Extension as amended to expire 5-28-98
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
82    OS York           McCaig, Theresa                                                  106.6          53.125      3/13/97
       A-308
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
83    OS York A-308     Labey, Steve J. & Jeanette A.                                    10             10          12/6/97
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
84    OS York A-308     Bacak, Marvin & Sue                                              5              2.5         8/24/97
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
86    OS York A-308     Sergent, Nell                                                    41.43          6           6/17/97
---------------------------------------------------------------------------------------------------------------------------------
                        Hill, Diana Dunnam                                                              6           6/17/97
---------------------------------------------------------------------------------------------------------------------------------
                        Justice, Sandra Dunnam                                                          6           6/17/97
---------------------------------------------------------------------------------------------------------------------------------
                        Sergent, Paul O., Rep of Est of Henry Gordon Frost,                             6           6/17/97
                        Jr., Dec'd
---------------------------------------------------------------------------------------------------------------------------------
                        Frost, Virginia Reynolds                                                        6           6/17/97
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
87    OS York A-308     Koenning, Martha, et al                                          71.45          53.675      1/10/97
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
89    OS York A-308     Janecka Trust                                                    162.61         137.72      1/21/97
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
90    OS York A-308     C. G. Bruber Testamentary Trust                                  172.36         172.36      2/25/97
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
91    Sutherland        Brame, Lee York, Ind. & as Attry for                             5.03           5.03        1/6/97
       A-76             Mable York Brame
                        Extension as amended to expire 7-6-98
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
92    Sutherland        York, Theresa, et al                                             5.03           5.03        8/8/97
       A-78
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
93    Sutherland        Brame, Mable York                                                5.03           5.03        1/5/97
       A-78             Extension as amended to expire 7-6-98
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
94    Sutherland        Brame, Lee York, et al                                           4.6            0.57        1/6/97
       A-76             Extension as amended to expire 7-6-95
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
95    Sutherland        Speeg, Xima, Trustee Speeg Trust                                 5.01           2.505       6/30/97
       A-76
---------------------------------------------------------------------------------------------------------------------------------
                        York, O. S.                                                                     2.805       6/30/97
---------------------------------------------------------------------------------------------------------------------------------
98A   Sutherland        Brame, Lee York                                                  327.9          208.72      1/6/97
       A-76             Extension as amended to expire 7-6-98
---------------------------------------------------------------------------------------------------------------------------------
                        Brame, Mable York                                                               14.6        1/6/97
                        Extension as amended to expire 7-6-98
---------------------------------------------------------------------------------------------------------------------------------
                        York, O.S., Jr.                                                                 27.3        6/30/97
---------------------------------------------------------------------------------------------------------------------------------
                        Speeg, Xima Y.                                                                  27.3        6/30/97
---------------------------------------------------------------------------------------------------------------------------------
                        York, Mike & Theresa                                                            6.1         8/9/97
---------------------------------------------------------------------------------------------------------------------------------
                        York, Jabez Lee                                                                 6.1         8/9/97
---------------------------------------------------------------------------------------------------------------------------------
                        York, Freddie Joe                                                               6.1         6/9/97
---------------------------------------------------------------------------------------------------------------------------------
                        Doerfler, Barabar C.                                                            6.1         6/9/97
---------------------------------------------------------------------------------------------------------------------------------
                        Baxter, Mary Sheroldine                                                         6.1         6/9/97
---------------------------------------------------------------------------------------------------------------------------------
                        Brannon, Virginia Lee                                                           6.1         6/9/97
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
TR                                                                                      GROSS       NET ACRES      INSTRUMENT
NO       SURVEY                               OWNER                                     ACRES         SIGNED          DATE
---------------------------------------------------------------------------------------------------------------------------------
96B   Sutherland        Brame, Lee York                                                  302.78         185.4       1/6/97
        A-76            Extension as amended to expire 7-6-98
---------------------------------------------------------------------------------------------------------------------------------
                        Brame, Mable York                                                               24          1/6/97
                        Extension as amended to expire 7-6-98
---------------------------------------------------------------------------------------------------------------------------------
                        York, Mike & Theresa                                                            11.35       8/9/97
---------------------------------------------------------------------------------------------------------------------------------
                        York, Jabez Lee                                                                 11.35       6/9/97
---------------------------------------------------------------------------------------------------------------------------------
                        York, Freddie Joe                                                               11.35       6/9/97
---------------------------------------------------------------------------------------------------------------------------------
                        Doorfler, Barabara C.                                                           11.35       6/9/97
---------------------------------------------------------------------------------------------------------------------------------
                        Baxter, Mary Sheldon                                                            11.35       6/9/97
---------------------------------------------------------------------------------------------------------------------------------
                        Brannon, Virginia Lee                                                           11.35       8/9/97
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
97    Sutherland        Brame, Lee York                                                  50             50          1/6/97
       A-78             Extension as amended to expire 7-6-95
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
99    White A-81        Brasuell, Richard, et ux                                         59.02          29.5        11/26/96
                        Extension as amended to expire 5-26-98
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
100   White A-81        Vyvtal, Adolph et ux Rosalee                                     39.636         8.91        12/10/96
---------------------------------------------------------------------------------------------------------------------------------
                        Hobson, William T.                                                              17.175      11/27/96
                        Extension as amended to expire 5-27-98
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
101   White A-81        Hobson, William T.                                               29.775         29.775      11/27/96
                        Extension as amended to expire 5-27-98
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
102   White A-81        Hobson, William T.                                               16             12          11/27/96
                        Extension as amended to expire 5-27-98
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
103   Heard A-28        Dujka, Jay Paul                                                  65.509         65.509      1/31/97
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
104   Heard A-28        Dujka, David J.                                                  65.509         65.509      1/31/97
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
105   Heard A-28        Coppinger, Paul A. et ux Donna                                   65.509         65.509      1/31/97
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
106   Heard A-28        Nix, Gloria                                                      156.81         180         1/1/97
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
107   Hines A-117       Lamed, Robert, et al                                             175            175         12/11/96
                        Extension as amended to expire 6-11-98
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
108   M&C A-231         Vineyard, Robert R.                                              167            167         6/15/97
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
109   Hines A-117       Heirs of Alvina Partnership                                      150            150         2/24/97
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
110   Hines A-117       Strauss, Sarah Stone                                             50.03          10.008      12/9/96
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
111   Hines A-117       Jaap, William T.                                                 50             25          2/24/97
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
112   Hines A-117       Strauss, Frances Rose                                            100            33.33       2/17/97
---------------------------------------------------------------------------------------------------------------------------------
                        Sebolt, Mary Ann                                                                33.33       2/17/97
---------------------------------------------------------------------------------------------------------------------------------
                        Strauss, Stephen N.                                                             33.33       2/17/97
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
115 &  Heard By         Stavinohs, Victor C. and Rosie et al                             108.41         108.41      7/31/97
116    A-28
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
117   Sutherland,       To, Chi Sing                                                     143.53         35.8825     1/7/97
       A-78
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
119   A-28, 75          Hodde, Irene                                                     59.6           59.6        1/24/97
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
120   A-28, 75          Humbird, Howard                                                  210.4          210.4       1/9/97
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
121   Sutherland        Quirey, Jack                                                     50             25          1/14/97
       A-75
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
125   Sutherland        Hayden, William Craig, et ux Billie Rae                          35.6 out       8.9         12/2/97
        A-75                                                                             of below
---------------------------------------------------------------------------------------------------------------------------------
123   Sutherland        Pratke, Daniel A.                                                367.784        44.723      1/10/97
124    A-75
125
126
---------------------------------------------------------------------------------------------------------------------------------
                        Spanel, Elizabeth                                                               44.723      1/10/97
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
127   Sutherland        Trochia, Pauline Cleslewicz                                      129            52.5        1/17/97
A&B    A-75
---------------------------------------------------------------------------------------------------------------------------------
                        Cleslewicz, John J. Jr.                                                         13.125      1/17/97
---------------------------------------------------------------------------------------------------------------------------------
                        Hurt, Deborah Ann Cleslewicz                                                    13.125      1/17/97
---------------------------------------------------------------------------------------------------------------------------------
                        Cleslewicz, Paulette                                                            13.125      1/17/97
---------------------------------------------------------------------------------------------------------------------------------
                        Cleslewicz, Mark                                                                13.125      1/17/97
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
TR                                                                                      GROSS       NET ACRES      INSTRUMENT
NO       SURVEY                               OWNER                                     ACRES         SIGNED          DATE
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
126   J. Mathis A-50    Stillman, CW & Jimmie                                            292.28         132         8/3/97
                        Stillman, Bill
---------------------------------------------------------------------------------------------------------------------------------
                        Stillman, Wm (Bill)                                                             49.58       5/3/97
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
129   Heard A-28        Chanek, Lewis et ux Linda                                        135.196        21.704      5/1/97
---------------------------------------------------------------------------------------------------------------------------------
129A,                   Scott, A.J., et al                                                              99
B&C
---------------------------------------------------------------------------------------------------------------------------------
129                     Deitling, Faye Duckett                                                          15.9
only
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
130   White A-61        Hartsell, Antoinette                                             160            160         1/14/97
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
131   A-50              Cleslewicz, John et ux Joyce                                     27.017         13.8085     1/16/97
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
132   A-50              Staff, Gary, et ux Laurie                                        30.217         7.65        2/10/97
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
133   Mathis A-50       Siess, Daniel W., et ux Wilma                                    15             7.5         5/22/97
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
134   M&C A-240         Hahn, Lillian Marie                                              44.65          44.65       1/27/97
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
136   Mathis A-50       Franklin, Lynette Wills                                          79.512         39.758      1/6/97
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
138   Menafee A-51      Juranek, Bessie K., Life Estate, et al                           90.31          67.734      4/7/97
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
139   Menafee A-51      Haun Georgia Uhyfek                                              74.73          24.91       5/8.97
A
---------------------------------------------------------------------------------------------------------------------------------
B                       Kans, Samuel Warren                                                             24.91       5/8/97
---------------------------------------------------------------------------------------------------------------------------------
C                       Michallik, Victoria Uhyrek                                                      24.91       5/8/97
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
140   Menafee A-51      Zetka, Eugene Frank                                              40             20          2/3/97
A
---------------------------------------------------------------------------------------------------------------------------------
                        Zetka, Norman                                                                   20          2/3/97
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
140   Menafee A-51      Haun, Georgia Uhyrek                                             40             13.333      5/6/97
B
---------------------------------------------------------------------------------------------------------------------------------
                        Michallik, Victoria Uhyrek                                                      13.333      5/6/97
---------------------------------------------------------------------------------------------------------------------------------
                        Kans, Samuel Warren                                                             13.333      5/6/97
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
140   Menafee A-51      Zetka, Eugene Frank                                              17.27          8.635       2/3/97
C
---------------------------------------------------------------------------------------------------------------------------------
                        Zetka, Norman                                                                   8.635       2/3/97
---------------------------------------------------------------------------------------------------------------------------------
141A, Menafee A-51      C. G. Sruber Testamentary Trust                                  389.723        120.14      2/25/97
B,C,D
 E
---------------------------------------------------------------------------------------------------------------------------------
141                     Skalicky, Erwin E.                                                              46.67       9/5/97
A&B
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
142   Menafee A-51      Andel, Michael, et ux Barbara                                    39.52          19.76       4/7/97
---------------------------------------------------------------------------------------------------------------------------------
                        Chytka, Jerome et ux, Cynthia Jany                                              19.76       4/7/97
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
143   J White A-82      Strauss, Frances                                                 152            17          2/17/97
---------------------------------------------------------------------------------------------------------------------------------
                        Sebolt, Mary Ann                                                                17          2/17/97
---------------------------------------------------------------------------------------------------------------------------------
                        Strauss, Stephen N.                                                             17          2/17/97
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
144   J White A-82      Roades, Alvin L.                                                 73.35          24.45       2/24/97


---------------------------------------------------------------------------------------------------------------------------------
                        R&R Family Trust                                                                24.45       2/24/97
---------------------------------------------------------------------------------------------------------------------------------
                        Allenson, Hazel E.                                                              24.45       2/24/97
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
145   M & C A-230       Larson, Douglas W. et ux Barbara                                 60.735         30.3875     1/26/97
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
145   M & C A-230       Larson, Douglas W. et ux Barbara                                 5.6            5.6         1/28/97
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
147   Sutherland        Hendrix, Jessie, et ux Ollie E.                                  134.5          84.0625     1/14/97
       A-75
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
148A  J. Heard          Hahn, Kenneth C. & Gloria;                                       61.613         12.323      3/18/97
       A-28             & Dworeczyk; Louise Hahn
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
TR                                                                                      GROSS       NET ACRES      INSTRUMENT
NO       SURVEY                               OWNER                                     ACRES         SIGNED          DATE
---------------------------------------------------------------------------------------------------------------------------------
                        Scott, A. J.                                                                    18.4839     1/28/97
---------------------------------------------------------------------------------------------------------------------------------
                        Deitling, Faye Duckett                                                          18.4839     3/18/97
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
151   Menafee A-51      Andel, JoAnn                                                     39.5           29.625      4/7/97
---------------------------------------------------------------------------------------------------------------------------------
                        Andel, JoAnn                                                     11             8.25        4/7/97
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
151A  Menafee A-51      Scott, A. J.                                                     50             8.333       1/29/97
---------------------------------------------------------------------------------------------------------------------------------
                        Scott, A.J., Life Estate                                                        8.333       1/29/97
---------------------------------------------------------------------------------------------------------------------------------
                        Faye Duckett Deitling                                                           16.67       3/18/97
---------------------------------------------------------------------------------------------------------------------------------
                        Jesse James Duckett, Jr.                                                        8.333       3/18/97
---------------------------------------------------------------------------------------------------------------------------------
                        Mary Jane Duckett                                                               8.333       3/18/97
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
171   Sutherland        Wiese, Harold & Lucy                                             35.7766        16.655      2/20/97
       A-75
---------------------------------------------------------------------------------------------------------------------------------
171A  Sutherland        Wiese, Harold & Lucy                                             35.5           17.9        2/20/97
       A-75
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
172  Stansfield, A-409  Hildebrandt, Alfred G.                                           173            66.5        1/30/97
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
194   Sutherland        Hoskins, James P.                                                106            28.5        4/21/97
       A-75
---------------------------------------------------------------------------------------------------------------------------------
                        Henderson, F. Wayne & Hattie                                                    28.5        8/3/97
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
195   Sutherland        Henderson, F. Wayne & Hattie                                     77.03          38.515      6/3/97
        A-75
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
199B  J. Mathis A-50    Tegefer, Jeanette M.                                             4.06           2.03        5/12/97
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
215   OS York           Stillman, CW & Jimmie                                            185            86.32       5/3/97
      A-309
---------------------------------------------------------------------------------------------------------------------------------
                        Stillman, William & Gail                                                        37          5/3/97
---------------------------------------------------------------------------------------------------------------------------------
                        Barnard, Lynn A                                                                 41.11       1/11/95
---------------------------------------------------------------------------------------------------------------------------------
                        Thomson, Marlon                                                                 20.56       1/11/95
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
220   Gaines Fig        Larson, Harry V.                                                 37.22          9.305       5/27/97
      Orchard
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
221   Gaines Fig        Williams, Vaughn E., Ind. & Trustee of                           184            96.25       2/8/97
      Orchard           W.E. Williams Trust
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
230   Sutherland        Hurt, John P., et ux Deborah Ann                                 9.73           9.73        7/1/97
      A-75
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
      TOTALS                                                                             14184.0358     10673.8071
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

Exhibit A to Exhibit D of Exhibit 10.3, Ganado Prospect Agreement

                                 EXHIBIT "A"

Attached to and made a part of that certain Joint Operating Agreement dated 3/1/99 between the party(ies) listed below as Non-Operator, and Sue-Ann Production Company, as Operator covering the Schluter No. 1 Well, (M-1 Project), Ganado Field, Jackson County, Texas

I.   Description of lands covered by this Agreement:

     164.76 acres of land, more or less, out of the Morris & Cummings Survey, Abstract 231, Jackson County, Texas, as delineated on the plat attached hereto as Exhibit "A-2", and as covered by the following Oil and Gas
     Leases:

     Oil, Gas and Mineral Lease dated 10/18/95 between Charles L. Schulter, Jr., et ux, as Lessors, and Stephen L. Haynes, as Lessee, Memorandum of said lease recorded in Volume 64, page 900, Official Records of Jackson County, Texas;

     Oil, Gas and Mineral Lease dated 9/1/95 between Alice Esther Mamerow, as Lessor, and Stephen L. Haynes, as Lessee, recorded in Volume 62, page 927, Official Records of Jackson County, Texas;

     Oil, Gas and Mineral Lease dated 2/8/99, between Gary J. Peters, et ux, as Lessors, and Sue-Ann Production Company, as Lessee, recorded in Volume ____, page ____, Official Records of Jackson County, Texas;

     Oil, Gas and Mineral Lease dated 2/4/99, between Lee Neuman Perry, as Lessor, and Sue-Ann Production Company, as Lessee, recorded in Volume ____, page ____, Official Records of Jackson County, Texas;

     Oil, Gas and Mineral Lease dated 2/4/99, between Diana Dunnam Hill, as Lessor, and Sue-Ann Production Company, as Lessee, recorded in Volume ____, page ____, Official Records of Jackson County, Texas;

     Oil, Gas and Mineral Lease dated 2/4/99, between Sandra Dunman Justice, as Lessor, and Sue-Ann Production Company, as Lessee, recorded in Volume ____, page ____, Official Records of Jackson County, Texas;

     Oil, Gas and Mineral Lease dated 2/4/99, between The Estate of Henry Gordon Frost, Jr., Deceased, as Lessor, and Sue-Ann Production Company, as Lessee, recorded in Volume ____, page ____, Official Records of Jackson County, Texas;

     Oil, Gas and Mineral Lease dated 2/4/99, between Nell Sergent, as Lessor, and Sue-Ann Production Company, as Lessee, recorded in Volume ____, page ____, Official Records of Jackson County, Texas;

     Oil, Gas and Mineral Lease dated 2/5/99, between Ruth Guyton Smith, as Lessor, and Sue-Ann Production Company, as Lessee, recorded in Volume ____, page ____, Official Records of Jackson County, Texas;

     Oil, Gas and Mineral Lease dated 2/5/99, between William F. Guyton, as Lessor, and Sue-Ann Production Company, as Lessee, recorded in Volume ____, page ____, Official Records of Jackson County, Texas;

     Oil, Gas and Mineral Lease dated 2/5/99, between Arthur Guyton, as Lessor, and Sue-Ann Production Company, as Lessee, recorded in Volume ____, page ____, Official Records of Jackson County, Texas;

     Oil, Gas and Mineral Lease dated 2/5/99, between Barbara Guyton, as Lessor, and Sue-Ann Production Company, as Lessee, recorded in Volume ____, page ____, Official Records of Jackson County, Texas;

     Oil, Gas and Mineral Lease dated 2/11/99, between Virginia Reynolds Frost, as Lessor, and Sue-Ann Production Company, as Lessee, recorded in Volume ____, page ____, Official Records of Jackson County, Texas;

II.  Participant/Address/Interest:


                                      Working Interest
Participant                             All Expenses
-----------                           ----------------
Beta Oil & Gas, Inc.                      .200000
901 Dove Street, Suite 230
Newport Beach, California 92660


Exhibit A-1 to Exhibit D of Exhibit 10.3, Ganado Prospect Agreement

                                  Exhibit "A-1"

                  {Map outlining Schluter No. 1 Well Location]